UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS 12TH FLOOR LOS ANGELES, CALIFORNIA		90067
(Address of principal executive offices)		(Zip code)

Copy to:
Daniel J. Hall 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067		P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 201-4100

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Item 1.  Report to Stockholders.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Semi-Annual Report

April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at any time by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary (such as a broker-dealer or bank), if you invest through your financial intermediary. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all funds held with the fund complex if you invest directly with the Fund.

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	1
Fund Profile & Financial Data	4
Schedule of Investments	5
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	20
Proxy & Portfolio Information	32
Dividend Reinvestment Plan	33
Corporate Information	34
Privacy Notice	35
Directors and Officers	36

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

April 30, 2019 (Unaudited)

Dear Shareholders,

We would like to start by thanking you for your support for the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund"). We appreciate the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

Economic Conditions and Leveraged Finance Market Update

In a dramatic reversal from the conclusion of last year, global corporate credit markets delivered strong returns across the board in the first quarter of 2019, highlighted by the highest-returning first quarter in over 15 years for U.S. high yield bonds1. The Fed's dovish "pivot" on future interest rate increases combined with encouraging global growth data and continued U.S.-China trade discussions reignited investor appetite for corporate and sovereign debt, driving yields to new lows for the year. Revitalized stimulative efforts by the European Central Bank to combat lagging economic growth in the region and the absence of any significantly positive yield in key global government debt markets drove buyers to look to U.S. markets for yield. The strong technical framework for the high yield market throughout the first quarter has been contrasted by continued outflows and a relative decline in issuance within the leveraged loan market as monetary policy redirected market participants from floating to fixed rate assets. Against this backdrop, the ICE BofAML High Yield Master II Index ("H0A0") and the Credit Suisse Leverage Loan Index ("CSLLI") posted 7.40% and 3.78% in first quarter returns, respectively. In April, the S&P 500 led the rally across asset classes supported by a better-than-expected earnings season. During this period, the leveraged loan asset class bounced back and generated greater returns in the U.S. relative to high yield for the first time this year at 1.59% and 1.40%, respectively, as measured by the CSLLI and H0A0. After providing discounted opportunities throughout the first quarter, leveraged loan prices increased in April as approximately 70% of the market traded at or near par to close out the month. Additionally, default rates in April remained well-below historical averages for both high yield bonds and bank loans. The default environment is expected to remain below historical averages. For example, J.P. Morgan forecasts a 2% default rate in 2020 for both asset classes compared to historical average default rates of 3.1% and 3.5% for loans and high yield bonds, respectively2.

With respect to the CLO market, year-to-date new issue volumes of $56.5 billion through April are largely in line with 2018 volumes for the same period of $54.6 billion. While the pace of issuance can be partially attributed to attractive loan prices in the beginning of the year driving demand for CLOs, the majority of new CLO formation has been due to the willingness of CLO managers and arrangers to make certain economic sacrifices as new issue debt spreads for CLOs have not tightened as much as the underlying loans so far in 2019. As a result, the volume of CLO resets and refinancings, which lack the degree of economic concessions of new issue deals, have declined dramatically in 2019 and therefore created a more dynamic and tiered secondary market for CLO securities. In our view, these market dynamics have resulted in strong relative value for various CLO tranches.

While the escalation in the U.S.-China trade war has weighed on investor sentiment in recent weeks, we believe that the macroeconomic and fundamental backdrop continues to be favorable for credit assets. Corporate earnings and revenue have continued to illustrate stable growth, and the U.S. remains a bright spot amid slowing global growth. In early May, the Fed stated it was maintaining a neutral stance on its interest rate policy. This unwillingness to consider a cut was perceived as hawkish by the market, but asset classes were buoyed by a strong U.S. jobs report and a positive, albeit softer than expected, ISM manufacturing report. Economic growth, as measured by GDP, surprised investors to the upside in the U.S. as real GDP expanded at a rate of 3.17%. With short term rates seemingly anchored, the carry across leveraged credit asset classes remains attractive. Furthermore, the recent spike in high yield volumes reinforces the continued strong demand for the asset class and underscores the underlying solid fundamentals and technicals of the market. Ares' outlook also remains positive on global loans given the continued limited supply and stable CLO formation. Corporate fundamentals remain stable, inflation is muted, defaults are low, and global economic growth remains positive, all of which create a positive environment for below investment grade debt investing. While we remain cognizant of potential triggers of volatility, including the ongoing U.S.-China trade negotiations, further protectionist measures, and a now-delayed Brexit proceeding, we ultimately view any market dislocation as an opportunity to strategically source credit assets.

Portfolio Performance and Positioning

For the calendar year-to-date period ending April 30, 2019, ARDC has returned 7.81% based on Net Asset Value ("NAV") and 13.36% based on market price total returns, which compares to 5.42% for the CSLLI and 8.90% for the H0A03. It is important to note that given its flexible mandate and focus on senior secured bank loans, high yield bonds and CLOs, we believe there is no single established benchmark that reasonably lends itself to comparison with ARDC.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

April 30, 2019 (Unaudited)

During the six months ending April 30, 2019, we have taken advantage of market volatility to opportunistically reposition the portfolio. Given the increased demand and commensurate strong pricing for high yield bonds, we lowered our exposure to this asset class by 720 bps since October 31, 2018, bringing our allocation of high yield to 41.9% of the portfolio. In our search for opportunities to capture market discounts, we increased ARDC's exposure to CLO debt by 660bps since October 31, 2018, bringing our exposure to rated CLO securities to 26.3% of the portfolio. The remaining targeted asset classes of senior loans and CLO equity have remained relatively stable since October 31, 2018 at 24.1% and 10.0% of the portfolio, respectively. We have also used these market conditions to increase the credit quality of the Fund. Since October 31, 2018, we have reduced our exposure to single-B and triple-C debt by 373 bps and 500 bps, respectively, and increased the Fund's allocation to higher rated double-B CLO debt tranches.

In conclusion, we maintain our strong conviction in the quality of the ARDC portfolio and believe the Fund continues to be well positioned to take advantage of buying opportunities in both the new issue and secondary markets. We continue to believe that the ability to dynamically allocate is critical to successfully navigating an evolving market environment with headline and interest rate driven volatility. The increasing importance of credit selection (and avoidance) has become the primary driver of generating alpha, not only to avoid mistakes, but to uncover value in names that still possess total return potential. Looking ahead, we will remain focused on performing solid fundamental credit analysis and in depth due diligence in an effort to seek attractive risk adjusted returns for our investors.

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Advisor"), a subsidiary of Ares Management Corporation. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities.

On November 6, 2015, the Board of Directors (the "Board") of ARDC authorized the repurchase of shares of common stock of the Fund (the "Common Shares") on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value ("NAV") of the Common Shares. The Fund may repurchase its outstanding Common Shares in open-market transactions at the Fund management's discretion. The Fund is not required to effect share repurchases. Any future purchases of Common Shares may not materially impact the discount of the market price of the Common Shares relative to their NAV and any narrowing of this discount that does result may not be maintained. Since the inception of the program through April 30, 2019, we have repurchased 566,217 shares at an average price of $13.17, representing an average discount of -15.3%.

Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Best Regards,

Ares Capital Management II LLC

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed. This article is distributed for educational purposes and should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

This may contain information sourced from BofA Merrill Lynch, used with permission. BofA Merrill Lynch's Global Research division's fixed income index platform is licensing the ICE BofAML Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares Management, or any of its products or services.

The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. In addition, qualifying securities must have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe. The FX-G10 includes all Euro members, the US, Japan, the UK, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. Original issue zero coupon bonds, 144a securities (both with and without registration rights), and pay-in-kind securities (including toggle notes) are included in the index. Callable perpetual securities are included provided they are at least one year from the first call date. Fixed-to-floating rate securities are included provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Contingent capital securities ("cocos") are excluded, but capital securities where conversion can be mandated by a regulatory authority, but which have no specified trigger, are included. Other hybrid capital securities, such as those issues that potentially convert into preference shares, those with both cumulative and non-cumulative

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

April 30, 2019 (Unaudited)

coupon deferral provisions, and those with alternative coupon satisfaction mechanisms, are also included in the index. Securities issued or marketed primarily to retail investors, equity-linked securities, securities in legal default, hybrid securitized corporates, Eurodollar bonds (USD securities not issued in the US domestic market), taxable and tax-exempt US municipal securities and DRD-eligible securities are excluded from the index.

The Credit Suisse Leveraged Loan Index ("CSLLI") is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) Loan facilities must be rated "5B" or lower. That is, the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. If unrated, the initial spread level must be Libor plus 125 basis points or higher. 2) Only fully-funded term loan facilities are included. 3) The tenor must be at least one year. 4) Issuers must be domiciled in developed countries; issuers from developing countries are excluded.

1 Source: Barclays as of March 31, 2019.

2 Source: J.P. Morgan as of May 2, 2019. Historical average represents the simple average over the annual periods from 1998 through 2018.

3 Past performance is not indicative of future results.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

April 30, 2019 (Unaudited)

Portfolio Characteristics as of 4.30.19

Weighted Average Floating Coupon[1]	6.77%
Weighted Average Bond Coupon[2]	8.01%
Current Distribution Rate[3]	8.49%
Dividend Per Share	$0.1075

1 The weighted-average gross interest rate on the pool of loans as of April 30, 2019.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 Monthly dividend per share annualized and divided by the April 30, 2019 market price per share. The Fund's April 2019 distributions were comprised of net investment income and short-term capital gains. The distribution rate alone is not indicative of Fund performance. To the extent that any portion of the current distributions were estimated to be sourced from something other than income, such as return of capital, the source would have been disclosed in a Section 19(a) Notice located under the "Investor Information" section of the Fund's website. Please note that the distribution classifications are preliminary and certain distributions may be re-classified at year end. Please refer to year-end tax documents for the final classifications of the Fund's distributions for a given year.

Top 10 Holdings4 as of 4.30.19

HCA Healthcare, Inc.	1.32%
Energy Transfer Operating LP	1.17%
Tegna, Inc.	1.13%
Olin Corporation	1.13%
Bombardier Inc.	1.12%
Genesys Telecommunications Laboratories Inc	1.11%
Vizient, Inc.	1.09%
Scientific Games Corp	1.07%
EMI Music	1.05%
Williams Cos Inc/The	1.03%

4 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 4.30.19

	Market	NAV
1 Month	3.15%	1.45%
Year to Date	13.36%	7.81%
3 Years (annualized)	12.11%	10.35%
5 Years (annualized)	4.92%	4.98%
Since Inception**	3.99%	5.87%

**Since Inception of fund (11/27/2012) and annualized.

Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 4.30.19

This data is subject to change on a daily basis. As of 4.30.19, the Fund held a negative traded cash balance of -2.38%.

Fixed vs. Floating Rate as of 4.30.19

Excludes Equity and CLO Equity

Industry Allocation5 as of 4.30.19

5 Merrill Lynch industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

April 30, 2019 (Unaudited)

Senior Loans 33.3%(b)(c)(d)

	Principal Amount	Value(a)
Aerospace & Defense 0.3%
B.C. Unlimited Liability Co., 2019 Initial 1st Lien Term Loan B2, (Canada), 3M LIBOR + 4.00%, 6.60%, 04/04/2026	$449,092	$450,969
Dynasty Acquisition Co., Inc., Initial 1st Lien Term Loan B1, 3M LIBOR + 4.00%, 6.60%, 04/04/2026	835,311	838,803
		1,289,772
Automotive 1.8%
Navistar, Inc., Tranche 1st Lien Term Loan B, 1M LIBOR + 3.50%, 5.99%, 11/06/2024	5,100,294	5,097,744
Panther BF Aggregator 2 L.P., Initial 1st Lien Term Loan, L + 3.50%, 04/30/2026(e)	2,000,000	2,006,260
		7,104,004
Banking, Finance, Insurance & Real Estate 4.0%
Asurion, LLC, 2nd Lien Term Loan B-2, 1M LIBOR + 6.50%, 8.98%, 08/04/2025	2,549,695	2,597,502
Asurion, LLC, Replacement 1st Lien Term Loan B-6, 1M LIBOR + 3.00%, 5.48%, 11/03/2023	953,616	956,153
Blackhawk Network Holdings, Inc., 1st Lien Term Loan B, 1M LIBOR + 3.00%, 5.48%, 06/15/2025	2,000,000	1,998,340
Builders FirstSource, Inc., 2017 Refinancing 1st Lien Term Loan B, 3M LIBOR + 3.00%, 5.60%, 02/29/2024	1,994,872	1,964,670
Financiere CEP, 1st Lien Term Loan B, (France), 3M EURIBOR + 4.25%, 4.25%, 01/31/2025	€3,000,000	3,359,079
Forest City Enterprises, L.P., Initial 1st Lien Term Loan B, 1M LIBOR + 4.00%, 6.48%, 12/07/2025	$1,993,460	2,005,082
Hillman Group, Inc., Initial 1st Lien Term Loan B, L + 4.00%, 6.48%, 05/31/2025(e)	2,805,326	2,768,520
		15,649,346

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Capital Equipment 0.6%
Avantor, Inc., 2017 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.23%, 11/21/2024	$2,493,411	$2,504,108
Chemicals, Plastics & Rubber 2.0%
HII Holding Corp., 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.73%, 12/20/2019(f)	973,560	972,343
HII Holding Corp., 2nd Lien Term Loan, 1M LIBOR + 8.50%, 10.98%, 12/21/2020(f)	1,500,000	1,496,250
Perstorp Holding AB, Facility 1st Lien Term Loan B, (Sweden), L + 4.75%, 02/28/2026(e)(f)	3,000,000	2,962,500
Starfruit Finco B.V., Initial 1st Lien Term Loan, (Netherlands), 1M LIBOR + 3.25%, 5.73%, 10/01/2025	2,542,735	2,531,623
		7,962,716
Construction & Building 0.6%
Forterra Finance, LLC, Replacement 1st Lien Term Loan, 1M LIBOR + 3.00%, 5.48%, 10/25/2023	2,487,245	2,301,149
Consumer goods: Durable 1.4%
CommScope, Inc., 1st Lien Term Loan B, 1M LIBOR + 3.25%, 5.73%, 04/06/2026	3,102,837	3,127,070
Sundyne US Purchaser, Inc., 1st Lien Term Loan, L + 4.25%, 04/23/2026(e)(f)	2,195,122	2,197,866
		5,324,936
Containers, Packaging & Glass 2.0%
BWAY Holding Co., Initial 1st Lien Term Loan B, 3M LIBOR + 3.25%, 5.85%, 04/03/2024	2,736,076	2,699,741
IFCO Systems N.V., 1st Lien EUR Term Loan B, (Netherlands), L + 3.75%, 04/03/2026(e)	€2,258,065	2,546,558
Tank Holding Corp., 2019 Initial 1st Lien Term Loan B, L + 4.00%, 03/26/2026(e)	$2,651,079	2,667,648
		7,913,947

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Energy: Oil & Gas 0.4%
California Resources Corp., 2nd Out 1st Lien Term Loan, 1M LIBOR + 10.38%, 12.85%, 12/31/2021	$1,478,846	$1,518,598
Environmental Industries 0.9%
GFL Environmental, Inc., 1st Lien Term Loan B, (Canada), 1M LIBOR + 3.00%, 5.48%, 05/30/2025	3,486,206	3,454,063
Healthcare & Pharmaceuticals 9.4%
Albany Molecular Research, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.48%, 08/30/2025	1,000,000	1,001,250
Albany Molecular Research, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.73%, 08/30/2024	1,449,948	1,444,510
Auris Luxembourg III SARL, Facility 1st Lien Term Loan B2, (Luxembourg), 1M LIBOR + 3.75%, 6.23%, 02/27/2026	2,000,980	2,010,985
Bausch Health Companies Inc., 1st Lien Term Loan B, (Canada), 1M LIBOR + 3.00%, 5.47%, 06/02/2025	730,929	733,824
Concentra, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 8.98%, 06/01/2023	2,999,987	3,017,477
CPI Holdco, LLC, Closing Date 1st Lien Term Loan, L + 3.50%, 03/21/2024(e)	2,500,000	2,496,875
Envigo Laboratories, Inc., 1st Lien Term Loan, 2M LIBOR + 8.50%, 11.04%, 11/03/2021(f)	1,128,118	1,128,118
Ethypharm S.A., Facility 1st Lien Term Loan B, (France), 3M EURIBOR + 3.50%, 3.50%, 07/21/2023	€1,112,582	1,248,098
Gentiva Health Services, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.50%, 07/02/2026	$1,963,993	2,013,093
Gentiva Health Services, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.25%, 07/02/2025	2,912,612	2,918,087
Greatbatch, Ltd., 1st Lien Term Loan A, 1M LIBOR + 2.50%, 5.00%, 10/27/2021(f)	2,423,077	2,420,048

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Hanger, Inc., 1st Lien Term Loan, 1M LIBOR + 3.50%, 5.98%, 03/06/2025	$3,836,250	$3,841,045
Immucor, Inc., 1st Lien Term Loan B-3, 3M LIBOR + 5.00%, 7.60%, 06/15/2021	1,879,658	1,889,057
National Mentor Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.74%, 03/09/2026	1,515,413	1,524,505
National Mentor Holdings, Inc., Initial 1st Lien Term Loan C, 1M LIBOR + 4.25%, 6.74%, 03/09/2026	94,125	94,690
Radiology Partners, Inc., 1st Lien Term Loan B, 3M LIBOR + 4.75%, 7.34%, 07/09/2025	2,805,664	2,805,664
Radiology Partners, Inc., 2nd Lien Term Loan B, 3M LIBOR + 7.25%, 9.84%, 07/08/2026(f)	1,923,888	1,885,410
Radnet Management, Inc., 1st Lien Term Loan B-1, L + 3.75%, 06/30/2023(e)(f)	3,089,551	3,112,723
RegionalCare Hospital Partners Holdings, Inc., 1st Lien Term Loan B, 1M LIBOR + 4.50%, 6.99%, 11/16/2025	1,425,028	1,430,885
		37,016,344
High Tech Industries 4.7%
Carbonite, Inc., Initial 1st Lien Term Loan, 2M LIBOR + 3.75%, 6.31%, 03/26/2026	2,079,827	2,094,552
Diebold Nixdorf, Inc., 1st Lien Term Loan A-1, 1M LIBOR + 9.25%, 11.75%, 08/30/2022	2,131,681	2,241,463
Dun and Bradstreet Corp., Initial 1st Lien Term Loan, 1M LIBOR + 5.00%, 7.48%, 02/06/2026	3,000,000	3,020,640
Ellie Mae, Inc., 1st Lien Term Loan, L + 4.00%, 04/17/2026(e)	1,959,765	1,968,349
Hyland Software, Inc., 2017 2nd Lien Term Loan, 1M LIBOR +7.00%, 9.48%, 07/07/2025	1,750,000	1,760,202
MH Sub I, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.23%, 09/13/2024	2,500,000	2,498,650
Oberthur Technologies S.A., Facility 1st Lien Term Loan, (France), L + 3.75%, 01/10/2024(e)	€2,500,000	2,786,104

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Verifone Systems, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.00%, 10.68%, 08/20/2026	$615,385	$615,385
Verifone Systems, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.00%, 6.68%, 08/20/2025	1,492,500	1,487,933
		18,473,278
Media: Broadcasting & Subscription 0.6%
Intelsat Jackson Holdings S.A., 1st Lien Term Loan B-4, (Luxembourg), 1M LIBOR + 4.50%, 6.98%, 01/02/2024	703,125	706,894
Intelsat Jackson Holdings S.A., Tranche 1st Lien Term Loan B-3, (Luxembourg), 1M LIBOR + 3.75%, 6.23%, 11/27/2023	1,800,000	1,796,850
		2,503,744
Media: Diversified & Production 0.8%
Equinox Holdings, Inc., 1st Lien Term Loan B1, 1M LIBOR + 3.00%, 5.48%, 03/08/2024	1,960,150	1,959,797
Equinox Holdings, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.48%, 09/06/2024	1,050,000	1,051,754
		3,011,551
Retail 0.6%
Petco Animal Supplies, Inc., 1st Lien Term Loan B, 3M LIBOR + 3.25%, 5.83%, 01/26/2023	2,936,078	2,381,365
Services: Business 1.0%
CASMAR Holdings Pty, Ltd., USD Initial 1st Lien Term Loan, (Australia), 1M LIBOR + 4.50%, 6.98%, 12/08/2023	866,893	736,859
Kronos, Inc., Initial 2nd Lien Term Loan, L + 8.25%, 11/01/2024(e)	1,525,000	1,571,711
NEP/NCP Holdco, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.73%, 10/20/2025	1,625,925	1,628,461
		3,937,031
Services: Consumer 0.8%
General Nutrition Centers, Inc., 1st Lien Term Loan, 1M LIBOR + 7.00%, 9.49%, 12/31/2022	1,277,425	1,285,090

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
St. George's University Scholastic Services, LLC, 1st Lien Term Loan, 1M LIBOR + 3.50%, 5.99%, 07/17/2025	$1,964,388	$1,966,843
		3,251,933
Telecommunications 0.8%
Pi U.S. Mergerco, Inc., Facility 1st Lien Term Loan B1, 1M LIBOR + 3.50%, 5.98%, 01/03/2025	1,990,451	1,989,217
Sprint Communications, Inc., 1st Lien Incremental Term Loan, 1M LIBOR + 3.00%, 5.50%, 02/02/2024	1,378,125	1,355,730
		3,344,947
Utilities: Electric 0.6%
Edgewater Generation, LLC, 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.23%, 12/13/2025	2,209,353	2,217,638
Total Senior Loans (Cost: $130,457,438)		131,160,470

Corporate Bonds 57.9%

Aerospace & Defense 2.9%
Bombardier, Inc., 144A, (Canada), 7.50%, 12/01/2024(d)	2,000,000	2,033,400
Bombardier, Inc., 144A, (Canada), 7.88%, 04/15/2027(d)	1,565,000	1,574,781
Bombardier, Inc., 144A, (Canada), 8.75%, 12/01/2021(d)	2,250,000	2,489,063
DAE Funding, LLC, 144A, 5.75%, 11/15/2023(d)	900,000	942,750
Leidos, Inc., 7.13%, 07/01/2032	2,500,000	2,642,900
TransDigm, Inc., 144A, 7.50%, 03/15/2027(d)	1,500,000	1,546,875
		11,229,769
Automotive 2.0%
American Axle and Manufacturing, Inc., 6.63%, 10/15/2022	2,250,000	2,303,122
Goodyear Tire and Rubber Co., 8.75%, 08/15/2020	3,522,000	3,768,540
Panther BF Aggregator 2, 144A, 8.50%, 05/15/2027(d)	1,760,000	1,819,840
		7,891,502

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Banking, Finance, Insurance & Real Estate 3.5%
Acrisure, LLC, 144A, 8.13%, 02/15/2024(d)	$1,762,000	$1,842,391
Alliant Holdings Intermediate, LLC, 144A, 8.25%, 08/01/2023(d)	1,250,000	1,284,375
Ally Financial, Inc., 7.50%, 09/15/2020	500,000	526,250
Ally Financial, Inc., 8.00%, 03/15/2020	1,250,000	1,301,563
KB Home, 8.00%, 03/15/2020	3,500,000	3,640,000
Realogy Group, LLC, 144A, 9.38%, 04/01/2027(d)	3,333,000	3,461,987
Summit Materials, LLC, 144A, 6.50%, 03/15/2027(d)	1,500,000	1,550,625
		13,607,191
Beverage, Food & Tobacco 0.2%
Simmons Foods, Inc., 144A, 7.75%, 01/15/2024(d)	660,000	705,375
Capital Equipment 1.5%
Avantor, Inc., 144A, 9.00%, 10/01/2025(d)	1,000,000	1,087,500
Welbilt, Inc., 9.50%, 02/15/2024	4,398,000	4,755,337
		5,842,837
Chemicals, Plastics & Rubber 3.2%
Aruba Investments, Inc., 144A, 8.75%, 02/15/2023(d)	2,500,000	2,512,500
Blue Cube Spinco, Inc., 9.75%, 10/15/2023	5,500,000	6,146,250
CF Industries, Inc., 7.13%, 05/01/2020	3,125,000	3,243,164
Starfruit Finco B.V., 144A, (Netherlands), 8.00%, 10/01/2026(d)	800,000	821,040
		12,722,954
Construction & Building 0.5%
Tutor Perini Corp., 144A, 6.88%, 05/01/2025(d)	1,983,000	1,985,479
Consumer goods: Durable 0.7%
Energizer Holdings, Inc., 144A, 7.75%, 01/15/2027(d)	2,500,000	2,709,375

Corporate Bonds (continued)

	Principal Amount	Value(a)
Containers, Packaging & Glass 1.6%
Ardagh Packaging Finance PLC, 144A, (Ireland), 7.25%, 05/15/2024(d)	$1,500,000	$1,580,325
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350,000	4,872,000
		6,452,325
Energy: Oil & Gas 6.1%
Denbury Resources, Inc., 144A, 9.00%, 05/15/2021(d)	3,750,000	3,806,250
Energy Transfer Operating, L.P., 7.50%, 10/15/2020	6,000,000	6,381,422
Exterran Energy Solutions, L.P., 8.13%, 05/01/2025	3,001,000	3,106,035
Great Western Petroleum LLC, 144A, 9.00%, 09/30/2021(d)	2,503,000	2,033,688
Rowan Cos., Inc., 7.38%, 06/15/2025	2,000,000	1,780,000
Vine Oil and Gas, L.P., 144A, 9.75%, 04/15/2023(d)	1,824,000	1,431,840
Williams Cos., Inc., 8.75%, 03/15/2032	4,000,000	5,592,218
		24,131,453
Environmental Industries 0.8%
Clean Harbors, Inc., 5.13%, 06/01/2021	1,430,000	1,431,788
GFL Environmental, Inc., 144A, (Canada), 8.50%, 05/01/2027(d)	1,707,000	1,778,284
		3,210,072
Healthcare & Pharmaceuticals 6.0%
Bausch Health Cos, Inc., 144A, (Canada), 7.00%, 03/15/2024(d)	1,000,000	1,053,750
HCA, Inc., 6.50%, 02/15/2020	1,250,000	1,282,976
HCA, Inc., 7.50%, 02/15/2022	2,250,000	2,475,000
HCA, Inc., 7.69%, 06/15/2025	3,000,000	3,427,500
Immucor, Inc., 144A, 11.13%, 02/15/2022(d)	3,261,000	3,309,915
MPH Acquisition Holdings, LLC, 144A, 7.13%, 06/01/2024(d)	1,250,000	1,256,500
RegionalCare Hospital Partners Holdings, Inc., 144A, 8.25%, 05/01/2023(d)	2,500,000	2,658,594

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Tenet Healthcare Corp., 8.13%, 04/01/2022	$2,125,000	$2,267,290
Vizient, Inc., 144A, 10.38%, 03/01/2024(d)	5,500,000	5,932,300
		23,663,825
High Tech Industries 2.8%
Dell International, LLC, 144A, 6.02%, 06/15/2026(d)	3,750,000	4,063,003
Genesys Telecommunications Lab, 144A, 10.00%, 11/30/2024(d)	5,500,000	6,021,675
TIBCO Software, Inc., 144A, 11.38%, 12/01/2021(d)	1,000,000	1,063,750
		11,148,428
Hotel, Gaming & Leisure 4.4%
Boyd Gaming Corp., 6.88%, 05/15/2023	3,625,000	3,756,406
GEO Group, Inc., 5.88%, 01/15/2022	2,625,000	2,585,625
Golden Nugget, Inc., 144A, 8.75%, 10/01/2025(d)	3,500,000	3,666,250
Jack Ohio Finance, LLC, 144A, 6.75%, 11/15/2021(d)	750,000	773,438
Jack Ohio Finance, LLC, 144A, 10.25%, 11/15/2022(d)	750,000	810,938
Scientific Games International, Inc., 6.63%, 05/15/2021	3,750,000	3,787,500
Scientific Games International, Inc., 10.00%, 12/01/2022	682,000	717,805
Scientific Games International, Inc., 144A, 8.25%, 03/15/2026(d)	1,250,000	1,295,312
		17,393,274
Media: Advertising, Printing & Publishing 2.8%
EMI Music Publishing Group North America Holdings, Inc., 144A, 7.63%, 06/15/2024(d)	5,392,000	5,715,520
Lee Enterprises, Inc., 144A, 9.50%, 03/15/2022(d)	5,175,000	5,297,906
		11,013,426
Media: Broadcasting & Subscription 5.9%
Belo Corp., 7.25%, 09/15/2027	5,750,000	6,166,875
CSC Holdings, LLC, 144A, 7.50%, 04/01/2028(d)	1,000,000	1,091,250

Corporate Bonds (continued)

	Principal Amount	Value(a)
CSC Holdings, LLC, 144A, 7.75%, 07/15/2025(d)	$550,000	$591,078
CSC Holdings, LLC, 144A, 10.88%, 10/15/2025(d)	1,760,000	2,024,000
Gray Television, Inc., 144A, 7.00%, 05/15/2027(d)	2,000,000	2,159,375
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	3,001,000	3,203,568
Intelsat Jackson Holdings S.A., 144A, (Luxembourg), 8.00%, 02/15/2024(d)	2,500,000	2,609,375
Lamar Media Corp., 5.75%, 02/01/2026	500,000	525,040
Lamar Media Corp., 144A, 5.75%, 02/01/2026(d)	2,500,000	2,625,200
Quebecor Media, Inc., (Canada), 5.75%, 01/15/2023	2,000,000	2,085,000
		23,080,761
Media: Diversified & Production 0.7%
Life Time Fitness, Inc., 144A, 8.50%, 06/15/2023(d)	2,745,000	2,823,919
Metals & Mining 2.8%
Freeport-McMoRan, Inc., 6.88%, 02/15/2023	3,250,000	3,428,750
New Gold, Inc., 144A, (Canada), 6.25%, 11/15/2022(d)	1,750,000	1,588,125
Teck Resources, Ltd., 144A, (Canada), 8.50%, 06/01/2024(d)	3,822,000	4,089,653
Zekelman Industries, Inc., 144A, 9.88%, 06/15/2023(d)	1,850,000	1,954,063
		11,060,591
Retail 0.4%
L Brands, Inc., 6.88%, 11/01/2035	1,712,000	1,519,400
Services: Business 1.4%
Solera, LLC, 144A, 10.50%, 03/01/2024(d)	3,479,000	3,774,715
United Rentals North America, Inc., 6.50%, 12/15/2026	1,500,000	1,605,000
		5,379,715

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Telecommunications 5.0%
Altice Financing S.A., 144A, 7.50%, 05/15/2026(d)	$500,000	$507,500
Altice Finco S.A., 144A, (Luxembourg), 8.13%, 01/15/2024(d)	1,500,000	1,552,500
Altice France S.A., 144A, (France), 7.38%, 05/01/2026(d)	2,235,000	2,264,334
Altice France S.A., 144A, (France), 8.13%, 02/01/2027(d)	769,000	803,605
Altice Luxembourg S.A., 144A, (Luxembourg), 7.75%, 05/15/2022(d)	2,000,000	2,037,500
Qwest Corp., 6.75%, 12/01/2021	1,750,000	1,868,615
Qwest Corp., 6.88%, 09/15/2033	3,001,000	3,001,223
Sprint Capital Corp., 6.90%, 05/01/2019	1,000,000	1,000,000
Sprint Corp., 7.63%, 03/01/2026	1,425,000	1,425,000
T-Mobile USA, Inc., 6.38%, 03/01/2025	3,500,000	3,638,985
T-Mobile USA, Inc., 6.50%, 01/15/2026	1,500,000	1,604,550
		19,703,812
Transportation: Cargo 1.1%
XPO Logistics, Inc., 144A, 6.50%, 06/15/2022(d)	1,500,000	1,533,750
XPO Logistics, Inc., 144A, 6.75%, 08/15/2024(d)	2,745,000	2,834,213
		4,367,963
Utilities: Electric 1.6%
Dynegy, Inc., 7.63%, 11/01/2024	3,500,000	3,689,630
NRG Energy, Inc., 7.25%, 05/15/2026	2,500,000	2,721,875
		6,411,505
Total Corporate Bonds (Cost: $225,044,254)		228,054,951

Collateralized Loan Obligations 50.1%(d)(f)(h)

Collateralized Loan Obligations — Debt 36.3%(c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 8.38%, 04/30/2031	2,000,000	1,858,632
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.95%, 10.53%, 04/30/2031	500,000	449,719

Collateralized Loan Obligations(d)(f)(h) (continued)

	Principal Amount	Value(a)
AMMC CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 9.53%, 07/24/2029	$2,000,000	$1,977,848
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.93%, 07/25/2029	1,250,000	1,247,221
AMMC CLO XIX, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 9.60%, 10/15/2028	2,000,000	1,993,734
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 8.08%, 04/25/2031	3,000,000	2,791,185
Apidos CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.65%, 10.24%, 01/17/2028	1,500,000	1,499,742
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 5.70%, 8.30%, 07/16/2031	2,000,000	1,883,790
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 11.30%, 07/16/2031	850,000	795,822
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 10.69%, 11/27/2031	1,550,000	1,410,920
Bain Capital Credit CLO 2016-2, (Cayman Islands), 3M LIBOR + 7.04%, 9.64%, 01/15/2029	2,000,000	1,988,542
Benefit Street Partners CLO IV, Ltd., (Cayman Islands), 3M LIBOR + 7.25%, 9.84%, 01/20/2029	2,500,000	2,496,747
Canyon Capital CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.75%, 8.35%, 07/15/2031	750,000	695,215
CARLYLE US CLO 2017-1, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 8.59%, 04/20/2031	3,000,000	2,867,115
CBAM 2017-3, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 9.09%, 10/17/2029	1,000,000	972,625
CBAM 2017-3, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 9.09%, 10/17/2029	2,000,000	1,945,250
Cedar Funding VIII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 8.94%, 10/17/2030	2,000,000	1,951,242
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 8.94%, 10/23/2031	2,000,000	1,916,202

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Collateralized Loan Obligations(d)(f)(h) (continued)

	Principal Amount	Value(a)
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.94%, 04/20/2030	$3,875,000	$3,840,671
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 8.50%, 04/15/2031	5,000,000	4,687,765
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 8.45%, 10/15/2030	3,000,000	2,852,436
Dryden XL Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 8.43%, 08/15/2031	3,000,000	2,825,541
Dryden XLIII Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.10%, 8.69%, 07/20/2029	4,000,000	3,912,308
Dryden XXVI Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 8.14%, 04/15/2029	2,000,000	1,939,298
Goldentree Loan Opportunities X, Ltd., (Cayman Islands), 3M LIBOR + 5.65%, 8.24%, 07/20/2031	1,750,000	1,686,900
Halcyon Loan Advisors Funding, Ltd. 2015-1, (Cayman Islands), 3M LIBOR + 5.65%, 8.24%, 04/20/2027	750,000	723,685
Highbridge Loan Management, Ltd. 2013-2, (Cayman Islands), 3M LIBOR + 8.25%, 10.84%, 10/20/2029	2,250,000	2,095,720
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 9.94%, 01/28/2030	2,000,000	1,775,772
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 8.34%, 07/22/2031	1,200,000	1,104,852
KKR CLO 15, Ltd., (Cayman Islands), 3M LIBOR + 6.44%, 9.04%, 01/18/2032	3,000,000	2,890,209
LCM 30, Ltd., (Cayman Islands), 3M LIBOR +6.95%, 9.52%, 04/20/2031	1,200,000	1,200,000
LCM XV, L.P., (Cayman Islands), 3M LIBOR + 6.50%, 9.09%, 07/20/2030	1,850,000	1,822,394
LCM XVII, L.P., (Cayman Islands), 3M LIBOR + 6.00%, 8.60%, 10/15/2031	3,750,000	3,554,231
LCM XXIII, L.P., (Cayman Islands), 3M LIBOR + 7.05%, 9.64%, 10/20/2029	3,000,000	2,999,655

Collateralized Loan Obligations(d)(f)(h) (continued)

	Principal Amount	Value(a)
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 10.36%, 10/22/2030	$2,500,000	$2,321,347
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 9.25%, 07/29/2030	1,500,000	1,473,050
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 7.10%, 9.69%, 01/22/2031	3,000,000	3,007,320
Marble Point CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.53%, 9.12%, 01/20/2032	2,500,000	2,399,410
Mariner CLO, LLC 2019 1A E, (Cayman Islands), 3M LIBOR + 6.89%, 04/30/2032(i)	1,000,000	980,000
Mountain Hawk III CLO, Ltd., (Cayman Islands), 3M LIBOR + 4.85%, 7.45%, 04/18/2025	2,000,000	1,823,908
Neuberger Berman CLO XVII, Ltd. 2014-17A, (Cayman Islands), 3M LIBOR + 6.55%, 9.14%, 04/22/2029	1,000,000	973,938
Newark BSL CLO 1, Ltd., (Cayman Islands), 3M LIBOR + 6.75%, 9.33%, 12/21/2029	2,000,000	1,955,052
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 8.40%, 06/15/2031	2,000,000	1,846,518
Oaktree CLO 2019-2, Ltd., (Cayman Islands), 3M LIBOR + 6.77%, 04/15/2031(i)	2,000,000	1,920,000
Oaktree CLO 2014-1, Ltd., (Cayman Islands), 3M LIBOR + 6.30%, 8.99%, 05/13/2029	5,000,000	4,773,115
Octagon Investment Partners XV, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 9.59%, 07/19/2030	1,500,000	1,482,359
Octagon Loan Funding, 2015-11, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 8.68%, 11/18/2031	3,000,000	2,833,155
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 7.50%, 10.14%, 11/20/2027	2,850,000	2,850,618
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 10.49%, 01/20/2032	2,750,000	2,510,057
OHA Credit Partners XII, Ltd., (Cayman Islands), 3M LIBOR + 5.45%, 8.04%, 07/23/2030	1,500,000	1,388,543

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Collateralized Loan Obligations(d)(f)(h) (continued)

	Principal Amount	Value(a)
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 9.58%, 10/30/2030	$2,750,000	$2,745,058
OZLM XXIII, Ltd., 2019-23A, (Cayman Islands), 3M LIBOR + 6.80%, 04/15/2032(i)	1,750,000	1,684,375
Silver Creek CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 8.99%, 07/20/2030	1,000,000	962,054
Steele Creek CLO, Ltd. 2015-1, (Cayman Islands), 3M LIBOR + 8.85%, 11.49%, 05/21/2029	3,000,000	2,907,894
Steele Creek CLO, Ltd. 2016-1, (Cayman Islands), 3M LIBOR +5.75%, 8.36%, 06/15/2031	3,000,000	2,762,400
TCI-Flatiron CLO 2018-1, Ltd., (Cayman Islands), 3M LIBOR + 6.60%, 9.43%, 01/29/2032	3,000,000	2,962,392
TCI-Symphony CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.45%, 9.05%, 07/15/2030	2,100,000	2,068,689
THL Credit Wind River CLO, Ltd. 2015-2, (Cayman Islands), 3M LIBOR + 7.80%, 10.40%, 10/15/2027	2,000,000	1,885,468
Venture 28A CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.16%, 8.75%, 10/20/2029	3,000,000	2,894,040
Venture XXIV CLO, Ltd. 2016-24A, (Cayman Islands), 3M LIBOR + 6.72%, 9.31%, 10/20/2028	700,000	695,374
Venture XXVI CLO, Ltd. 2017-26A, (Cayman Islands), 3M LIBOR + 6.80%, 9.39%, 01/20/2029	1,000,000	980,395
Venture XXVII CLO, Ltd. 2017-27A, (Cayman Islands), 3M LIBOR + 6.35%, 8.94%, 07/20/2030	2,025,000	1,971,064
Venture XXVIII CLO, Ltd. 2017-28A, (Cayman Islands), 3M LIBOR + 6.16%, 8.75%, 10/20/2029	1,000,000	964,680
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 8.78%, 10/20/2031	3,000,000	2,818,671
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 8.50%, 10/18/2031	2,750,000	2,597,697
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.79%, 10/20/2031	3,000,000	2,849,859

Collateralized Loan Obligations(d)(f)(h) (continued)

	Principal Amount	Value(a)
Voya CLO, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.79%, 07/20/2030	$2,390,000	$2,325,840
Wellfleet CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.75%, 9.34%, 10/20/2029	2,000,000	1,950,794
		143,218,122
Collateralized Loan Obligations — Equity 13.8%
Allegro CLO VIII, Ltd., (Cayman Islands), 15.97%, 07/15/2031	3,500,000	2,897,093
Allegro CLO, Ltd. 2017-1A, (Cayman Islands), 14.07%, 10/16/2030	2,000,000	1,835,416
AMMC CLO XXI, Ltd., (Cayman Islands), 12.39%, 11/02/2030	500,000	388,772
Atlas Senior Loan Fund III, Ltd., (Cayman Islands), 11.45%, 11/17/2027	1,800,000	629,968
Canyon Capital CLO 2019-1, Ltd., (Cayman Islands), 13.89%, 04/15/2032	1,000,000	850,002
Carlyle Global Market Strategies CLO, Ltd. 2013-4, (Cayman Islands), 29.68%, 01/15/2031	1,259,000	701,746
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 12.08%, 10/15/2030	3,222,500	2,697,123
Carlyle Global Market Strategies, Ltd. CLO 2017-3, (Cayman Islands), 12.68%, 07/20/2029	1,750,000	1,301,095
Cedar Funding IV CLO, Ltd., (Cayman Islands), 19.98%, 07/23/2030	2,500,000	1,891,070
Cedar Funding V CLO, Ltd., (Cayman Islands), 18.43%, 07/17/2031	2,546,000	2,434,276
Cedar Funding VI CLO, Ltd., (Cayman Islands), 18.15%, 10/20/2028	2,000,000	1,764,738
Cedar Funding VIII CLO, Ltd., (Cayman Islands), 10.28%, 10/17/2030	2,000,000	1,597,768
Crestline Denali CLO XVI, Ltd. 2018-1A, (Cayman Islands), 13.59%, 01/20/2030	2,000,000	1,592,514
Dryden 57 CLO, Ltd., (Cayman Islands), 15.24%, 05/15/2031	573,500	528,945
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 13.30%, 06/25/2029	1,750,000	1,251,044
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 18.44%, 07/22/2031	3,500,000	3,276,094

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Collateralized Loan Obligations(d)(f)(h) (continued)

	Principal Amount	Value(a)
LCM XIII, L.P., (Cayman Islands), 6.19%, 07/19/2027	$2,175,000	$947,537
LCM XV, L.P., (Cayman Islands), 16.84%, 07/20/2030	5,875,000	2,441,826
LCM XXIII, L.P., (Cayman Islands), 5.56%, 10/20/2029	3,100,000	1,871,771
Madison Park Funding XII, Ltd., (Cayman Islands), 14.57%, 07/20/2026	4,000,000	1,921,480
Madison Park Funding XXXI, Ltd., (Cayman Islands), 11.01%, 01/23/2048	2,000,000	1,739,864
Mariner CLO, Ltd. 2018-5, (Cayman Islands), 14.44%, 04/25/2031	2,567,500	2,076,866
Oaktree CLO, Ltd. 2015-1A, (Cayman Islands), 19.08%, 10/20/2027	4,000,000	2,876,988
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 14.84%, 10/20/2030	4,250,000	3,888,831
OHA Credit Partners VII, Ltd., (Cayman Islands), 9.71%, 11/20/2027	2,000,000	1,252,590
OZLM XIX, Ltd. 2017-19A, (Cayman Islands), 12.60%, 11/22/2030	2,440,000	1,868,918
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 14.16%, 01/20/2031	1,750,000	1,376,830
Venture XXX CLO, Ltd., (Cayman Islands), 15.26%, 01/15/2031	2,100,000	1,758,267
Vibrant CLO VI, Ltd., (Cayman Islands), 9.61%, 06/20/2029	1,500,000	1,107,567
Voya CLO, Ltd. 2017-2, (Cayman Islands), 11.27%, 06/07/2030	1,000,000	736,288
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 13.89%, 01/20/2032	3,000,000	2,727,003
West CLO 2013-1, Ltd., (Cayman Islands), 11/07/2025	500,000	120,500
		54,350,790
Total Collateralized Loan Obligations (Cost: $201,189,861)		197,568,912

Common Stocks 0.0%(d)(f)(g)

	Shares	Value(a)
Energy: Oil & Gas 0.0%
Templar Energy, LLC, Class A Common Equity	145,457	$—
Templar Energy, LLC, Class A Preferred Equity(j)	254,588	—
Total Common Stocks (Cost: $7,606,719)		—

Warrants 0.0%(d)(f)(g)(k)

Services: Business 0.0%
Affinion Group Holdings, Inc.	7,874	—
Total Warrants (Cost: $3,922,355)		—
Total Investments — 141.3% (Cost: $568,220,627)		$556,784,333
Liabilities in Excess of Other Assets — (41.3%)		(162,641,197)
Net Assets — 100.0%		$394,143,136

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of April 30, 2019.

(c)  Variable rate coupon rate shown as of April 30, 2019.

(d)  All of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") Senior Loans, Collateralized Loan Obligations, Common Stocks and Corporate Bonds issued as 144a, which as of April 30, 2019 represented 113.5% of the Fund's net assets or 77.6% of the Fund's total assets, are subject to legal restrictions on sales.

(e)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(f)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Financial Statements).

(g)  Security valued at fair value using methods determined in good faith by or under the direction of the board of directors.

(h)  Collateralized Loan Obligations are all issued as 144A securities.

(i)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(j)  Payment-In-Kind security ("PIK"), which may pay interest/dividends in additional par/shares.

(k)  Non-income producing security as of April 30, 2019.

  As of April 30, 2019, the aggregate cost of securities for Federal income tax purposes was $568,325,374.

  Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$9,022,017
Gross unrealized depreciation	(20,563,058)
Net unrealized depreciation	$(11,541,041)

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

$  U.S. Dollars

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Assets:
Investments, at value (cost $568,220,627)	$556,784,333
Cash	3,542,059
Cash denominated in foreign currency, at value (cost $134,223)	134,016
Receivable for securities sold	9,704,721
Interest and principal receivable	5,929,640
Deferred debt issuance cost	155,599
Other assets	150,662
Total assets	576,401,030
Liabilities:
Line of credit outstanding	154,954,638
Payable for securities purchased	26,052,095
Payable for investment advisory fees	450,611
Payable for interest expense	394,940
Payable for commitment fee	31,557
Payable for investor support fees	31,547
Payable for administration and transfer agent fees	26,672
Accrued expenses and other payables	315,834
Total liabilities	182,257,894
Commitments and contingencies (See Note 2)	—
Net assets	$394,143,136
Net assets consist of:
Paid-in capital	$444,190,653
Distributable earnings accumulated loss	(50,047,517)
Net assets	$394,143,136
Common shares:
Shares outstanding (authorized 1 billion shares of $0.001 par value)	22,914,940
Net asset value per share	$17.20

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the six months ended April 30, 2019 (Unaudited)

Investment income:
Interest	$22,072,869
Expenses:
Investment advisory fees (Note 6)	2,745,934
Interest expense (Note 5)	2,635,408
Administrative services of the adviser (Note 6)	216,290
Legal fees	129,843
Investor support fees (Note 6)	192,215
Administration, custodian and transfer agent fees (Note 6)	200,925
Insurance expense	111,527
Amortization of debt issuance cost (Note 5)	60,076
Audit fees	67,788
Directors fee expense	79,662
Commitment fee expense (Note 5)	35,567
Printing expense	48,068
Tax expense	51,708
Other expenses	59,354
Total expenses	6,634,365
Net investment income	15,438,504
Net realized and unrealized gain/(loss) on investments and foreign currency
Net realized loss on investments	(9,433,899)
Net realized gain on foreign currency	63,259
Net unrealized loss on investments	(932,777)
Net unrealized gain on foreign currency	2,510,382
Net realized and unrealized loss on investments and foreign currency	(7,793,035)
Total increase in net assets resulting from operations	$7,645,469

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Decrease in net assets from operations:
Net investment income	$15,438,504	$30,937,542
Net realized gain/(loss) on investments and foreign currency	(9,370,640)	4,020,664
Net unrealized gain/(loss) on investments and foreign currency	1,577,605	(16,880,811)
Net increase from operations	7,645,469	18,077,395
Distributions to shareholders from (Note 2):
Distributable earnings	(14,785,255)	(29,506,878)
Decrease in net assets from operations and distributions	(7,139,786)	(11,429,483)
Share transactions:
Cost of shares repurchased (Note 4)	(673,489)	—
Net decrease from share transactions	(673,489)	—
Total decrease in net assets	(7,813,275)	(11,429,483)
Net Assets, beginning of period	401,956,411	413,385,894
Net Assets, end of period	$394,143,136	$401,956,411

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the six months ended April 30, 2019 (Unaudited)

Operating activities:
Net increase in net assets resulting from operations	$7,645,469
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(247,603,155)
Proceeds from the sale of investments	250,938,757
Amortization and accretion of discounts and premiums, net	1,011,336
Net realized loss on investments	9,433,899
Net unrealized loss on investments	932,777
Effect of exchange rate changes on line of credit	77,918
Amortization of debt issuance cost	60,076
Changes in operating assets and liabilities:
Receivable for securities sold	(4,229,910)
Interest and principal receivable	744,743
Other assets	(150,662)
Payable for securities purchased	3,762,992
Payable for investment advisory fees	(34,276)
Payable for interest expense	(38,114)
Payable for administration and transfer agent fees	(12,105)
Payable for investor support fees	(2,399)
Payable for commitment fees	31,557
Accrued expenses and other payables	56,670
Net cash provided by operating activities	22,625,573
Financing activities:
Borrowings on line of credit	77,090,909
Paydowns on line of credit	(87,627,858)
Deferred debt issuance costs	(3,348)
Cost of shares repurchased	(673,489)
Distributions paid to common shareholders	(14,785,255)
Net cash used in financing activities	(25,999,041)
Net decrease in cash	(3,373,468)
Cash:
Beginning of period	7,049,543
End of period	$3,676,075
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$2,673,522

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

Per share data:	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Net asset value, beginning of period	$17.50		$18.00	$17.04	$16.95	$18.72	$19.43
Income from investment operations:
Net investment income	0.68		1.35	1.33	1.23	1.21	1.24
Net realized and unrealized gain (loss)	(0.33)		(0.56)	0.87	0.16	(1.58)	(0.55)
Total income from investment operations	0.35		0.79	2.20	1.39	(0.37)	0.69
Less distributions declared to shareholders:
From net investment income	(0.65)		(1.29)	(1.24)	(1.23)	(1.33)	(1.40)
From net realized gains	—		—	—	—	(0.07)	—
From return of capital	—		—	—	(0.07)	— (a)	—
Total distributions declared to shareholders	(0.65)		(1.29)	(1.24)	(1.30)	(1.40)	(1.40)
Net asset value common shares, end of period	$17.20		$17.50	$18.00	$17.04	$16.95	$18.72
Market value common shares, end of period	$15.20		$14.97	$16.45	$14.70	$14.37	$16.86
Net asset value total return(b)	2.20	%(d)	4.47%	13.33%	8.98%	(2.11)%	3.54%
Market value total return(c)	6.08	%(d)	(1.43)%	20.91%	12.47%	(6.74)%	1.02%
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)	$394,143		$401,956	$413,386	$391,787	$398,044	$321,368
Expenses, inclusive of interest expense and amortization of debt issuance	3.44	%(e)	3.20%	2.90%	2.96%	2.83%	2.58%
Expenses, exclusive of interest expense and amortization of debt issuance	2.04	%(e)	2.02%	2.08%	2.34%	2.39%	1.97%
Net investment income	7.99	%(e)	7.54%	7.52%	7.68%	6.51%	6.40%
Portfolio turnover rate	44.22	%(d)	82.47%	84.35%	92.30%	89.67%	96.01%

(a)  Less than $0.005.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided by the adviser.

(c)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(d)  Not annualized.

(e)  Annualized.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

April 30, 2019 (Unaudited)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986 ("the Code"), as amended. The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the "Adviser") was registered as a Registered Investment Adviser with the SEC on June 9, 2011 and serves as the investment adviser to the Fund.

Investment Objective and Policies

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 40% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 10% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value. See Note 3 for more information on the Fund's valuation process.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums.

The Fund may have investments that contain PIK provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments or paid out in cash and recorded as interest income. The PIK interest for the six months ended April 30, 2019 was $19,572 recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest, the accretion of discounts, interest income, and amortization of premiums.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund's cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund's current cash balance exceeds insurance limits, the risk of loss is remote.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Foreign Currency Transactions and Forward Foreign Currency Contracts

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Dividends to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its board of directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The board of directors may elect to change the Fund's distribution policy at any time.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the Code, as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

The Fund may elect to incur an excise tax if it is deemed prudent by its board of directors from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the six months ended April 30, 2019, the Fund accrued U.S. federal excise tax of $51,708.

As of October 31, 2018, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Deferred Debt Issuance Costs

Debt issuance costs are amortized over the life of the related debt instrument using the straight line method.

Recently Issued Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and for interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. The Fund is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. Management is currently evaluating the impact, if any, of applying this provision.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access

•  Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with its valuation policy, the Fund evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debts: The fair value of senior loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common Stocks: The fair value of common stocks is estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of the inputs used as of April 30, 2019, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	114,985,212	16,175,258	131,160,470
Corporate Bonds	—	228,054,951	—	228,054,951
Collateralized Loan Obligations	—	—	197,568,912	197,568,912
Common Stocks	—	—	—	—
Warrants	—	—	—	—
Total Investments	—	343,040,163	213,744,170	556,784,333

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

The following is a reconciliation of the Fund's investments for the six months ended April 30, 2019, in which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Common Stock ($)	Warrants ($)	Total ($)
Balance as of October 31, 2018	22,406,933	163,501,318	3,350,830	—	189,259,081
Purchases(a)	10,152,722	53,983,883	—	—	64,136,605
Sales(b)	(15,064,974)	(14,085,608)	—	—	(29,150,582)
Net realized and unrealized gain/(loss)	(62,003)	(5,882,479)	571,525	(3,922,355)	(9,295,312)
Net accrued discounts	1,830	51,798	—	—	53,628
Transfers in to Level 3	7,466,726	—	—	3,922,355	11,389,081
Transfers out of Level 3	(8,725,976)	—	(3,922,355)	—	(12,648,331)
Balance as of April 30, 2019	16,175,258	197,568,912	—	—	213,744,170
Net change in unrealized appreciation/ (depreciation) from Investments held as of April 30, 2019	8,904	(5,985,128)	—	—	(5,976,224)

(a) Purchases include PIK interest and securities received from restructure.

(b) Sales include principal redemptions.

Investments were transferred into and out of Level 3 and into and out of Level 2 during the six months ended April 30, 2019 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

There were no transfers between Level 1 and 2 during the period. It is the Fund's policy to recognize transfers into and out of all levels at the end of the reporting period.

The valuation techniques used by the Adviser to measure fair value as of April 30, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Senior Loans	15,047,140	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Senior Loans	1,128,118	Liquidation Value	Expected Repayment	$100
Collateralized Loan Obligations	191,784,537	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligations	5,784,375	Recent Transaction	Recent Transaction Price	$96.25- $100
	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Warrants	—	Enterprise Value Analysis — Adjusted NAV	EBITDA Multiple	10	x
Common Stock	—	Enterprise Value Analysis — Adjusted NAV	IOI	N/A
Total Level 3 Investments	213,744,170

(4) Common Stock

Common share transactions were as follows:

	For the six months ended April 30, 2019
	Shares	Amount ($)
Common shares outstanding — beginning of period	22,962,441	429,786,323
Common shares repurchased — shares repurchase plan	(47,501)	(673,489)
Common shares outstanding — end of period	22,914,940	429,112,834

The board of directors has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the Fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the board of directors may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained.

(5) Credit Facility

The Fund entered into a credit agreement with State Street Bank and Trust Company (the "Lender") in which the Lender agreed to make loans of up to $212 million to the Fund (the "Credit Facility") secured by certain assets of the Fund. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. The interest expense was $2,635,408 for the six months ended April 30, 2019. Unused portions of the Credit Facility accrue a commitment fee equal to an annual rate of 0.15% if 80% of the Credit Facility is utilized or 0.25% if less than 80% of the Credit Facility is utilized. The unused commitment fee for the six months ended April 30, 2019 was $35,567 for the Fund. Debt issuance costs including related legal expenses incurred by the Fund in connection with the Credit Facility are deferred and are amortized using the straight line method over the term of the Credit Facility. These amounts are included in the Statement of Operations as amortization of debt issuance cost. The fair value of the Fund's borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statement of Assets and Liabilities at cost for the remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

The weighted average outstanding daily balance of all loans during the period from November 1, 2018 to April 30, 2019 was approximately $164,089,156 with an average borrowing cost of 3.28%. As of April 30, 2019, the amount outstanding under the Credit Facility was $154,954,638. The Credit Facility maturity date is October 2, 2020 and as of April 30, 2019 the Fund was in compliance in all material respects with the terms of the Credit Facility.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund (for example, the Credit

Facility), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. As of April 30, 2019, the Fund's asset coverage was 355%.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management Corporation ("Ares") and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred by the Fund for the six months ended April 30, 2019 were $2,745,934.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $216,290 for the six months ended April 30, 2019.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred by the Fund for the six months ended April 30, 2019 were $200,925.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operation of the Fund. Such services

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. The Fund pays Destra a fee equal to 0.07% of Managed Assets per annum for these services. The terms of this agreement are in effect for an initial period of two years and shall thereafter continue for successive one year periods. The total expenses incurred by the Fund for the six months ended April 30, 2019 were $192,215.

(7) Investment Transactions

For the six months ended April 30, 2019, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased ($)	Proceeds from the Sale of Investments ($)
247,603,155	(250,938,757)

(8) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (Unaudited)

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries)

could also have material adverse effects on the Fund. The uncertainty in the wake of the UK's "Brexit" referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit or otherwise adversely affects the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

(9) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared on April 12, 2019:

Ex-Date: May 21, 2019
Record Date: May 22, 2019
Payable Date: May 31, 2019
Per Share Amount: $0.1075

Ex-Date: June 18, 2019
Record Date: June 19, 2019
Payable Date: June 28, 2019
Per Share Amount: $0.1075

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

April 30, 2019 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2019 (Unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in noncertificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2019 (Unaudited)

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, IL 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2019 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2019 (Unaudited)

Directors

Name, Address(1) and Age	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs (60)	Director and Chairman of the Board	Since 2011***	Partner, Ares Management Corporation ("Ares Management")	2	Terex Corporation; CION Ares Diversified Credit Fund
Seth J. Brufsky (52)	President, Chief Executive Officer, Director and portfolio manager of ARDC	Since 2012**	Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. Mr. Brufsky also serves as a Director, President and Chief Executive Officer and Portfolio Manager of ARDC. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.	1	None

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2019 (Unaudited)

Directors

Name, Address(1) and Age	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Independent Directors
James K. Hunt (67)	Director	Since 2016***	Consultant, Tournament Capital Advisors, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform — Kayne Anderson Capital Advisors LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisors LLC	2	PennyMac Financial Services, Inc.; CION Ares Diversified Credit Fund
John J. Shaw (67)	Director	Since 2012**	Independent Consultant; prior to 2012, President, Los Angeles Rams	2	CION Ares Diversified Credit Fund
Bruce H. Spector (76)	Director	Since 2014*	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management LLC (private equity)	2	CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

* Term continues until the Fund's 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until the Fund's 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until the Fund's 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2019 (Unaudited)

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky (52)	President, Chief Executive Officer, Director and portfolio manager of ARDC	Since 2012

Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. Mr. Brufsky also serves as a Director, President and Chief Executive Officer and Portfolio Manager of ARDC. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.

Penni F. Roll (53)	Treasurer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of Ares Capital Corporation (NASDAQ:ARCC). She joined Ares in April 2010 as Executive Vice President — Finance of Ares Capital Management. She previously served as Chief Financial Officer of ARDC from October 2016 to September 2017.

Brett A. Byrd (52)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Mr. Byrd is a Principal and Deputy CCO in the Ares Compliance Group. Additionally, Mr. Byrd has served as Chief Compliance Officer and Anti-Money Laundering Officer of ARDC since September 2014. He joined Ares in February 2011 and is a Principal and Deputy CCO in the Ares Compliance Group

Scott Lem (41)	Chief Financial Officer	Since 2016

Mr. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of Ares ARCC. He also serves as Chief Financial Officer of CION Ares Diversified Credit Fund. Mr. Lem previously served as Assistant Treasurer of ARCC from May 2009 to May 2013 and Treasurer of ARDC from October 2016 to September 2017. Mr. Lem joined Ares in 2003.

Daniel J. Hall (40)	General Counsel, Chief Legal Officer and Secretary	Since 2012

Mr. Hall is a Partner and Co-General Counsel (Credit) in the Ares Legal Group. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012 and as General Counsel, Chief Legal Officer and Secretary of CION Ares Diversified Credit Fund since 2016. Mr. Hall joined Ares in 2009.

Michael Weiner (66)	Vice President and Assistant Secretary	Since 2012

Mr. Weiner is Executive Vice President and Chief Legal Officer of Ares Management, a Partner and Co-General Counsel in the Ares Legal Group and a member of the firm's Management Committee. Mr. Weiner has been an officer of ARCC since 2006, including General Counsel from September 2006 to January 2010, and also serves as Vice President of Ares Commercial Real Estate Corporation. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. He has served as Vice President and Assistant Secretary of ARDC since 2012 and as Vice President and Assistant Secretary of CION Ares Diversified Credit Fund since 2016. Mr. Weiner joined Ares in September 2006.

Keith Ashton (52)	Vice President and portfolio manager of ARDC	Since 2013	Mr. Ashton is a Partner in the Ares Credit Group, Portfolio Manager
and Head of Alternative Credit and a member of the Management Committee of Ares Management. Additionally, he serves as a member of the Ares Credit Group's Global Structured Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Mr. Ashton has also served as Vice President of ARDC since 2013 and Portfolio Manager of ARDC since 2012. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA's institutional asset management business.

Semi-Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

April 30, 2019 (Unaudited)

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Daniel Hayward (33)	Vice President	Since 2016

Mr. Hayward is a Managing Director and Co-Portfolio Manager in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Mr. Hayward has served as Vice President of ARDC since 2016. Prior to joining Ares in 2012, he was a senior collateralized loan obligation analyst at State Street Bank, where he focused on managing a team in the Trustee Department.

Charles Arduini (49)	Vice President and portfolio manager of ARDC	Since 2018	Mr. Arduini is a Managing Director and Portfolio Manager in the Ares Credit Group, where he focuses on structured credit investments. Mr. Arduini joined Ares in 2011.
Samantha Milner (40)	Vice President and portfolio manager of ARDC	Since 2018

Ms. Milner is a Partner, Portfolio Manager and Head of Research of U.S. Liquid Credit in the Ares Credit Group, where she is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, she serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Ms. Milner joined Ares in 2004.

Jason Duko (41)	Vice President	Since 2018

Mr. Duko is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Duko was a Portfolio Manager at PIMCO, where he managed bank loan assets across a broad range of investment strategies and was responsible for secondary loan trading across all sectors. Previously, Mr. Duko was an Associate Portfolio Manager at Lord Abbett & Co. LLC, where he focused on its leveraged loan business, portfolio management, trading decisions and marketing.

Kapil Singh (47)	Vice President	Since 2018

Mr. Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Singh was a Portfolio Manager in the Global Developed Credit Group at DoubleLine Capital, where he managed high yield bonds across strategies and portfolios in a variety of investment vehicles. Previously, Mr. Singh was a Senior Analyst at the Post Advisory Group, where he managed high yield bonds and leveraged loans within the energy sector. In addition, Mr. Singh was Co-Portfolio Manager and Senior Credit Analyst at Four Corners Capital, a subsidiary of Macquarie Funds Group. He also held positions at Bradford & Marzec, PPM America and Heller Financial.

(1) The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Semi-Annual Report 2019

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Semi-Annual Report 2019

Item 2.  Code of Ethics.

Not applicable for this filing.

Item 3.  Audit Committee Financial Expert.

Not applicable for this filing.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this filing.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable for this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Not applicable for this filing.

(a)(2)  Not applicable for this filing.

(a)(3)  Not applicable for this filing.

(a)(4)  Not applicable for this filing.

(b) There have been no changes to the portfolio managers of Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”).

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended April 30, 2019, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/18 through 11/30/18	None	None	None	1,829,782

Month #2 12/01/18 through 12/31/18	47,500	$14.1794	47,500	1,781,899

Month #3 01/01/19 through 01/31/19	None	None	None	1,781,899

Month #4 02/01/19 through 02/28/19	None	None	None	1,781,899

Month #5 03/01/19 through 03/31/19	None	None	None	1,781,899

Month #6 04/01/19 through 04/30/19	None	None	None	1,781,899

Total	47,500	$14.1794	47,500	—

(a), (b)            On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares. The Fund is authorized to repurchase up to 10% of its outstanding Common Shares. The Fund is not required to effect share repurchases.

(c)                                  The above-referenced share repurchase program has no expiration date.

(d), (e)             Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s most recent fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)                                 Not applicable.

(b)                                 Not applicable.

Item 13.  Exhibits.

(a)(1)                  Not applicable for this filing.

(a)(2)                  The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(a)(5)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	July 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	July 1, 2019

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	July 1, 2019